                                                         Return to Peak
                                               Peak
                                               9/1/00 $54.83 (Dividend Adjusted)


                                                                 12/31/02 $31.59

                                                                 Bottom
                                                                  7/23/02 $28.81



February 20, 2003              December Quarter Semi-Annual Report


Dear Fellow Aggressive Investors 1 Shareholder,

Our December quarter return of 0.8%, while positive, was "lousy" compared to the 8.4% gain of the S&P 500 Index and the 6.2% increase of the Lipper Capital Appreciation Funds Index. I am not at all pleased with the quarter.

Fortunately, our strong relative performance in the prior two quarters was enough to give us an edge over each of our benchmarks for the full calendar year. We have now beaten the S&P 500 Index in each of the last four years, and our peer benchmark in each of the last five. Of all the funds with triple digit returns in 1999, we are one of only three that beat the S&P 500 Index each calendar year since. I am very proud of this longer-term record.

Based on data from Morningstar, the Aggressive Investors 1 Portfolio ranked 200th of 259 aggressive growth funds for the quarter, 30th of 248 for the last twelve months and 2nd of 132 over the last five years. We have outperformed our Lipper benchmark of capital appreciation funds in seven of the last eight quarters, in fourteen of the last seventeen quarters, and during the last one year, five years, and since inception.

Note: Aggressive Investors 1 is closed to new investors but remains open to current shareholders.

Performance Summary

TRANSLATION: On a relative basis, this quarter was our 6th worst performance since inception. However, over the calendar year, we outperformed each of our benchmarks by a reasonable margin. Over the five-year period, we have an attractive double-digit return versus slightly negative numbers for each of our benchmarks.

The graph below presents the quarterly and cumulative performance of our Portfolio and benchmarks since inception. Unlike most of the "triple digit" funds of 1999, we have continued to increase our lead versus the S&P 500 and our peer benchmark in each year. Of the 133 (still surviving) funds that returned more than 100% in 1999 only two others have achieved this performance. The average performance of all 133 funds in the ensuing three years was a decline of 29.2% per year, compared to our 6.4% decline and the S&P 500 Index 14.6% decline. This means that the average triple digit fund in 1999 more than gave back all of 1999's superior returns in the following three years. That's painful. Looking at it from another perspective, of the 133 stellar funds in the "go-go" year 1999, we ranked #3 in 2000, #14 in 2001, and #3 in 2002. Recently, we've earned our keep by not "giving it all back."

The following table presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 8/5/94 (INCEPTION) TO 12/31/02

                                    [CHART]

Fund / Index Name                        Total Value
-----------------------------------------------------
Bridgeway Aggressive Investors 1           $47,034
S&P 500 Index                              $22,229
Russell 2000 Index                         $17,647
Lipper Capital Appreciation Funds          $17,379


                                             8/5/1994      9/30/1994     12/30/1994      3/30/1995      6/30/1995      9/30/1995
AGGRESSIVE INVESTORS 1 PORTFOLIO            10,000.00      10,520.41      10,876.83      10,891.13      11,952.68      12,963.19
S&P 500 (LARGE STOCKS)                      10,000.00      10,172.26      10,170.04      11,157.11      12,218.77      13,186.90
RUSSELL 2000 (SMALL GROWTH STOCKS)          10,000.00      10,514.54      10,320.20      10,796.56      11,808.72      12,974.99
LIPPER CAPITAL APPRECIATION  FUNDS          10,000.00      10,453.49      10,304.59      11,023.26      12,054.65      13,242.75


                                           12/30/1995      3/30/1996      6/30/1996      9/30/1996     12/30/1996      3/30/1997
AGGRESSIVE INVESTORS 1 PORTFOLIO            13,824.14      15,396.70      17,123.43      17,894.29      18,275.29      17,105.76
S&P 500 (LARGE STOCKS)                      13,978.37      14,727.73      15,387.14      15,859.08      17,179.30      17,642.95
RUSSELL 2000 (SMALL GROWTH STOCKS)          13,256.21      13,932.62      14,629.61      14,679.11      15,442.75      14,644.25
LIPPER CAPITAL APPRECIATION  FUNDS          13,560.28      14,307.39      14,937.89      15,300.36      15,588.41      14,883.66


                                            6/30/1997      9/30/1997     12/31/1997      3/31/1998      6/30/1998      9/30/1998
AGGRESSIVE INVESTORS 1 PORTFOLIO            20,537.85      24,188.53      21,613.52      24,979.08      24,251.07      18,606.01
S&P 500 (LARGE STOCKS)                      20,716.54      22,266.41      22,903.43      26,091.41      26,950.33      24,274.54
RUSSELL 2000 (SMALL GROWTH STOCKS)          17,018.15      19,550.96      18,896.27      20,796.90      19,827.38      15,833.03
LIPPER CAPITAL APPRECIATION  FUNDS          17,172.05      19,155.19      18,700.91      21,091.67      21,448.10      18,370.11


                                           12/31/1998      3/31/1999      6/30/1999      9/30/1999     12/31/1999      3/31/2000
AGGRESSIVE INVESTORS 1 PORTFOLIO            25,781.56      28,118.56      32,345.03      33,588.14      56,878.10      64,095.13
S&P 500 (LARGE STOCKS)                      29,435.48      30,900.19      33,074.64      31,013.29      35,627.82      36,444.91
RUSSELL 2000 (SMALL GROWTH STOCKS)          18,415.22      17,416.32      20,124.83      18,852.37      22,329.67      23,911.47
LIPPER CAPITAL APPRECIATION  FUNDS          22,438.07      23,516.02      25,797.83      24,773.52      31,227.16      34,037.75


                                            6/30/2000      9/29/2000     12/29/2000      3/30/2001      6/30/2001      9/30/2001
AGGRESSIVE INVESTORS 1 PORTFOLIO            68,920.56      76,644.05      64,602.42      56,339.14      62,443.54      49,281.86
S&P 500 (LARGE STOCKS)                      35,476.75      35,132.82      32,383.85      28,544.58      30,215.17      25,780.88
RUSSELL 2000 (SMALL GROWTH STOCKS)          23,007.68      23,262.04      21,655.08      20,246.35      23,139.15      18,328.68
LIPPER CAPITAL APPRECIATION  FUNDS          30,745.67      31,254.96      27,189.90      23,311.09      25,171.22      19,846.98


                                           12/31/2001      3/31/2002      6/30/2002      9/30/2002     12/31/2002
AGGRESSIVE INVESTORS 1 PORTFOLIO            57,366.47      57,485.58      54,358.94      46,676.33      47,033.66
S&P 500 (LARGE STOCKS)                      28,535.88      28,614.47      24,780.87      20,499.36      22,229.13
RUSSELL 2000 (SMALL GROWTH STOCKS)          22,193.40      23,077.53      21,150.03      16,623.87      17,647.47
LIPPER CAPITAL APPRECIATION  FUNDS          22,862.07      22,658.42      19,410.40      16,362.64      17,378.95

                                            December Qtr.       1 Year          5 Year         Life-to-Date
                                               10/1/02          1/1/02          1/1/98            8/5/94
                                            to 12/31/02(4)    to 12/31/02    to 12/31/02(5)   to 12/31/02(5)
                                            --------------    -----------    --------------   --------------
Aggressive Investors 1 Portfolio(1)             0.8%            -18.0%            16.8%            20.2%
S&P 500 Index (large companies)(2)              8.4%            -22.1%            -0.6%            10.0%
Russell 2000 (small companies)(2)               6.2%            -20.5%            -1.4%             7.0%
Lipper Capital Appreciation Funds(3)            6.2%            -24.0%            -1.5%             6.8%


----------------
(1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(2) The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested.

(3) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc.

(4)  Periods less than one year are not annualized.

(5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

TRANSLATION: Our overweighting of consumer cyclical stocks (especially retail and homebuilders), that held up relatively well in the first three quarters of the calendar year, hindered our performance significantly in the December quarter.

Since we had a (slightly) positive quarterly return, I'll begin with the stocks that did the best in the December quarter:

     Rank     Description                             Industry                    % Gain
     ----     -----------                             --------                    ------
      1       Multimedia Games Inc                    Leisure Time                 39.5%
      2       E-Loan Inc                              Internet                     34.1%
      3       Eastman Kodak Co                        Misc. Manufacturers          28.6%
      4       JP Morgan Chase & Co                    Diversified Fin'l Services   26.4%
      5       Cognizant Technology Solutions Corp     Computers                    25.7%
      6       WebEx Communications Inc                Internet                     25.1%
      7       Whole Foods Market Inc                  Food                         23.1%

These seven stocks spanned six different industries. It's been quite a while since we made money with Internet stocks, but two made the list this quarter. This group also demonstrates the diversity of the quantitative models that pick our Portfolio stocks: from large (JP Morgan Chase) to small (E-Loan), from mature industry stodgy (Eastman Kodak) to new technology growth (WebEx Communications).

A number of stocks held back our record significantly in the December quarter. Here are the worst:

     Rank     Description                             Industry                     % Loss
     ----     -----------                             --------                     ------
      1       Activision Inc                          Software                     -45.9%
      2       Danielson Holdings Corp                 Insurance                    -41.7%
      3       SED International Holdings Inc          Distribution/Wholesale       -39.5%
      4       Fresh Del Monte Produce                 Food                         -27.0%
      5       Electronic Arts Inc                     Software                     -24.6%
      6       Movie Gallery Inc                       Retail                       -22.5%
      7       Michaels Stores Inc                     Retail                       -22.3%


Even though technology did well in the quarter, two software stocks did poorly. Activision and Electronic Arts both declined sharply after warnings of slowing video game industry earnings. Based on recent articles, Activision probably deserved its pounding. However, Electronic Arts' decline may have been a result of "guilt by association." Finally, the presence of two retailers on this list demonstrates that our overweighting of consumer cyclicals, which helped so much in the downturn, held us back during the market's (very) partial recovery in the December quarter.

Top Ten Holdings

On December 31, 2002, our top ten holdings represented 33.1% of Portfolio net assets. The most notable change from last quarter is the deletion of two of our three homebuilders. Our top slot now goes to Nextel, a "core" holding. This growth stock was trounced in the technology/telecommunications "bust" of the last three years. After reaching a peak of over $80 in early 2000, it reached its low point below $4 in mid 2002. Unfortunately, we didn't pick it up that cheaply (we bought below $12). Nevertheless, it has had a nice gain so far. Our top-ten list continues to reflect strong diversification across our Portfolio. Here are the top ten holdings at the end of December:

                                                                                   Percent of
    Rank      Description                               Industry                   Net Assets
    ----      -----------                               --------                   ----------
      1       Nextel Communications Inc                 Telecommunications            4.8%
      2       Apollo Group Inc                          Commercial Services           3.9%
      3       Cognizant Technology Solutions Corp       Computers                     3.8%
      4       E*TRADE Group Inc                         Diversified Fin'l Services    3.8%
      5       Adolph Coors                              Beverages                     3.3%
      6       The Dow Chemical Co                       Chemicals                     2.8%
      7       US Bancorp                                Banks                         2.8%
      8       Thor Industries Inc                       Leisure Time                  2.7%
      9       Hovnanian Enterprises Inc                 Home Builders                 2.7%
     10       Petsmart Inc                              Retail                        2.5%
                                                                                      ----
                                                                                      33.1%

Who's Who? or A Short Lesson in Mutual Fund Industry Structure

The Aggressive Investors 1 Portfolio is one of seven portfolios under the umbrella of the series mutual fund, Bridgeway Fund, Inc. The Board of Directors, on your (the shareholder's) behalf, hires an investment adviser to 1) manage the assets in the fund, 2) communicate with shareholders, 3) contract with other service providers (such as auditors, a custodian of securities, an administrator for state filings), and 4) pay the bills in conducting the business of the Portfolio. The investment adviser for the Fund is Bridgeway Capital Management, Inc. Essentially, Bridgeway Capital Management provides personnel and services to the Fund to invest its assets and manage its business.

With that explanation in mind, I thought you might like to know more about your investment adviser, Bridgeway Capital Management. (In addition to the Prospectus, the Statement of Additional Information is the legal document that provides great detail on the Fund and the adviser. It can be downloaded from our website, www.bridgewayfund.com or sent to you by mail - by calling 1-800-661-3550.)

There are many changes going on in the mutual fund industry, with funds consolidating or even shutting down. However, I want you to know that your investment adviser is currently in good corporate health. I am very pleased with the performance of our organization as we continue to demonstrate the value of cost control and a consistent investment approach.

Here are some of the calendar year 2002 highlights for Bridgeway Capital
Management:

o Total assets under management at Bridgeway were $522 million at year end, up very slightly from one year ago.

o We ended the year with a 4.7 out of 5.0 overall fund family score from Morningstar. The average fund family rating is 3.0.

o We beat our market benchmark for each of our seven Bridgeway Fund portfolios and our peer group for six out of seven. See the longer time periods in the chart below.

o    We ended the year with 16 staff members, up from 11 at the start of 2002.

o We remained committed to our promise of giving away half of our profits to charity through the Bridgeway Foundation and surpassed $1 million in donations for the year.


                        BRIDGEWAY FUND FAMILY PERFORMANCE
       (Shading indicates that fund performance exceeded its benchmark and peer group in that time period)

                                          Ticker                                     Since      Date of
Portfolio                                 Symbol    1 year   3 years    5 years    Inception   Inception
---------                                 ------    ------   -------    -------    ---------   ---------
Aggressive Investors 1                    BRAGX     -18.0%     -6.1%     16.8%       20.2%      8/5/1994
S&P 500 Index                                       -22.1%    -14.6%     -0.6%       10.0%
Lipper Capital Appreciation Funds                   -24.0%    -17.7%     -1.5%        6.8%

Aggressive Investors 2                    BRAIX     -19.0%       N/A       N/A      -13.6%    10/31/2001
S&P 500 Index                                       -22.1%       N/A       N/A      -13.3%
Lipper Capital Appreciation Funds                   -24.0%       N/A       N/A      -14.0%

Ultra-Small Company                       BRUSX       4.2%     13.5%     12.3%       19.1%      8/5/1994
CRSP "10" Index                                      -6.0%      3.6%      4.8%       10.5%
Lipper Small Company Funds                          -21.4%    -12.7%     -1.4%        6.8%

Micro-Cap Limited                         BRMCX     -15.7%      5.2%       N/A       15.0%      7/1/1998
CRSP "9" Index                                      -18.9%     -2.7%       N/A        2.9%
Lipper Small Company Funds                          -21.4%    -12.7%       N/A       -2.9%

Ultra-Large 35 Index Portfolio            BRLIX     -18.0%    -14.1%      2.8%        2.6%     7/31/1997
S&P 500 Index                                       -22.1%    -14.6%     -0.6%       -0.1%
Lipper Growth & Income                              -17.9%     -8.6%     -0.6%       -0.2%

Ultra-Small Co. Tax Advantage             BRSIX       4.9%      9.4%     11.1%       10.1%     7/31/1997
CRSP "10" Index                                      -6.0%      3.6%      4.8%        5.5%
Russell 2000 Index                                  -20.5%     -7.5%     -1.4%       -0.2%

Balanced                                  BRBPX      -3.5%       N/A       N/A       -3.8%     6/30/2001
Balanced Benchmark*                                  -4.7%       N/A       N/A       -2.9%
Lipper Balanced Fund Index                          -10.7%       N/A       N/A       -8.2%

---------------
* Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% the
   Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index.

Here are a couple of other ways we like to measure ourselves:

Bridgeway 7, Morningstar 1

TRANSLATION: Bridgeway's portfolios beat the record of Morningstar's "analyst picks" seven out of eight times in 2001 and 2002.

A couple of years ago Morningstar deviated from just ranking and reporting on funds to publishing analyst "favorite picks" by fund category. Given Morningstar's emphasis on low expenses, tax-efficiency, shareholder friendly policies, and risk-adjusted performance, I was disappointed that Bridgeway didn't make any of these lists. So, I thought I'd just make a friendly competition: Morningstar's "style box" analyst picks versus the Bridgeway portfolio(s) that fall(s) in same "style box." (A style box seeks to identify somewhat comparable funds based on company size and growth or value orientation.) A kind of "apples to apples" competition of picks. I pick Bridgeway, Morningstar picks whatever funds their analysts like. Bridgeway has portfolios in four different style boxes. Here's the result of 2001 and 2002:

                         2001                                                 2002
          ------------------------------------                 ------------------------------------
          Value          Blend          Growth                 Value          Blend          Growth
          -----          -----          ------                 -----          -----          ------
LARGE                  Morningstar                   LARGE                 Morningstar
                         -12.7%                                               -23.0%
                         BRLIX                                                BRLIX
                          -9.1%                                               -18.0%

MID                                  Morningstar     MID                                  Morningstar
                                       -22.6%                                               -25.9%
                                        BRAGX                                            BRAGX/BRAIX(2)
                                       -11.2%                                              -18.5%(1)

SMALL  Morningstar     Morningstar                   SMALL  Morningstar    Morningstar
         -14.8%           4.9%                                 -7.7%         -9.0%
       BRSIX/BRUSX       BRMCX                              BRSIX/BRUSX      BRMCX
         29%(1)          30.2%                                  4.6%(1)     -15.7%

----------------
1 The percentage is the simple average of the performance of the two Bridgeway portfolios.

2 The Aggressive Investors 2 Portfolio had its first 12-month performance record in 2002.

In eight contests (four categories for two years), Bridgeway has a seven and one record. The one time we did not beat the picks was with Micro Cap Limited in 2002--which was down 15.7% but still ahead of the style-box average of -16.2%. However, Bridgeway has beaten the style-box average in each competition over the last 2 years, while Morningstar has not. I'll let you know how we do in 2003 this time next year.

Bridgeway 78, Largest Fund Families 2 (60 to 0 in last 3 years)

TRANSLATION: We beat the big guys again in 2002. We have compared our aggregate fund performance to that of each of the largest 20 fund families for the last four years, or 80 comparisons. In all but two of those tests we prevailed, hence, Bridgeway 78, largest fund families 2.

After the end of the calendar year, several periodicals publish a comparison of the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records.

Anyway, for the last four years I've played the game: "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" I took the asset-weighted average of all the domestic equity funds for the largest twenty companies and compared it against the asset-weighted average of all the Bridgeway Funds. In 1999, we beat all but 2 fund families. Then, as we grew, we got better. In 2000 and 2001, we beat all the fund families. Now I am pleased to say, we beat the top 20 in 2002 - and by a substantial margin. I'm very proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance, cost management, and tax efficiency.

Manager's Musings on 2002

This past year certainly is memorable for many reasons. While the world still remains in political tension on many fronts, we can all hope that we have seen the worst of corporate scandals pass us by and that this new year brings us the economic growth we have been waiting for. In 2002, world events and strained economic markets have certainly left an indelible mark on almost every individual's investments. The average US stock fund was down 22.4%, and only 3.8% of the US stock funds made money for the year.

I rarely comment extensively on the overall market, since my own strategy is to engage in no market timing. Put another way, my preferred strategy for timing the stock market is to invest when you first have money available to invest. (Technically, of course, there is always a better time. It's just that you don't know beforehand, and the vast majority of people destroy value as they try to time it just right.)

So here's my one-minute diatribe on the market in 2002, borrowed from the Wall Street Journal: "Corporate scandals, a weak economy and lousy earnings combined to drive down every market sector." That pretty much sums it up. OK. It was less than one minute. Time to return to 2003 and to managing our portfolio.

Buying Rear View Mirror Performance

TRANSLATION: Chasing recent hot performance is likely a good formula for financial disaster.

One of the saddest things about the investment community is that practically the whole system feeds a buy high, sell low mentality. Investors focus on historical three year, (more often) one year, or even shorter timeframes. Journalists write most frequently about managers who have performed the best over these same time periods. Many brokers push the same recent "winners." Investment management firms pour their advertising budgets and sales pitches into the products that have performed the best recently. Rating agencies rate funds statistically, only to fall into the same trap when it's time to recommend specific funds. Each party can claim that it's not their fault. For example, investors can blame the management firms or brokers that pushed a product or a specific article touting a product, or a barrage of sales literature. Journalists ultimately have to write about what sells. Management firms aren't going to spend advertising dollars on recently poorer performing funds that won't sell.

Let me illustrate this point with a couple of thought-provoking studies on the damage of "chasing the hot fund" that have been completed over the last 10 years. Morningstar studied 199 no-load growth mutual funds over the period 1989-1994. Their findings showed that while the average annual return for these funds over this period was 12.0%, the average mutual fund investor received a return of just 2.0%. How can this be? Well, over this same time period the average mutual fund investor only held their fund for 21 months as they jumped in and out, or across funds. This market timing cost them 10% return. Another popular study done by Dalbar on investors in equity mutual funds from 1984-1996 found that investors on average earned 10% less than the funds over the same period. Their conclusions were the same. As people tried to hop to the hottest fund they basically destroyed value. These are only two of the many studies that have shown that chasing the rear-view mirror performance is not a good strategy. Nevertheless, it is our human nature to invest after recent strong performance (buy high), then sell when things pull back (sell low). How can you avoid it? Keep a long-term perspective.

While I don't know the specifics of your situation and thus can't offer specific investment advice, I do recommend setting a diversified, appropriate long term asset allocation plan (matching the timeframe of the investment with the timeframe of when the money will be needed and the investment objective of the portfolio), writing it down, then sticking with it. As I reported in the shareholder letter one year ago, I target a set percentage of my own investments in certain Bridgeway portfolios that I believe are most appropriate for my needs. This forces me to invest new money into the portfolios that have gone down the most in price and occasionally to rebalance, taking money out of the portfolios that have done the best in favor of the ones that haven't. (Obviously, this doesn't work if you haven't both picked a good fund family and appropriate products.)

Here's an interesting hypothesis. Simply invest each year in the Bridgeway portfolio that has done the poorest over the previous three-year period. The results are pretty interesting. If you followed this strategy starting five years ago (the first year we had a three-year record), $10,000 would have turned in to $21,521. If you followed the opposite strategy, investing in our fund with the best trailing three-year record, $10,000 would have turned into $10,732. Now, this is an interesting exercise that demonstrates the perils of chasing recent hot performance. It is not statistically significant--five years is not enough data upon which to base an investment strategy--and I still recommend choosing funds in accordance with your investment needs as I will discuss below. Incidentally, $10,000 invested in the Aggressive Investors 1 Portfolio and left alone for the last five years would have grown to $21,761, beating the switching strategy, which could potentially incur additional trading costs and taxes.

Know where you are and where you are going

As down markets can cause investors to make costly decisions based on short-term information, what can even make things worse for investors is when their money managers react in this manner. I realize that not all of you have all of your money in Bridgeway portfolios, so I do want to address the broader market as you look at all your investments. If you are taking the time to develop a long-term investment plan, then you really want to know that the investments you chose are managed the way you want. You probably don't want a manager who is wishy-washy about his strategy and throws off your investment planning. Most shareholders want clear, straight talk from that manager--for better or for worse. Here are some quotes from recent shareholder letters of other firms:

Statement: Whatever the investment goal, now more than ever it's going to take a new way of thinking about money and investing.

Translation:  That didn't work so well, guess I'll try something else.

Statement: This was a terrible year for the stock market. . . [blah, blah, blah on the market. . .]

Translation: I don't want to talk about the fund; let's talk about the market.

Statement: In recent years returns have sustained significant gains and losses due to market volatility in the technology sector. [This is literally the only sentence in this tech fund semi-annual report to explain an 80% drop over three years.]

Translation: There actually haven't been any gains for three years. I'm so stunned I have nothing to say.

You can count on Bridgeway for commitment, discipline, and communication. We put each of our portfolios together with a lot of thought--always with shareholders in mind--and we stick to our strategies. We want you to know where you are and where you are going year after year.

Finally, a quote from another fund manager whose investing style is way out of favor but, I believe to his credit, is staying the course:

Statement: Every time we think that the market couldn't possibly get any worse, it gets worse. . . . Throughout these difficult times, we remain fully invested in emerging growth companies. Translation: The pain threshold for me and my shareholders is off the charts, but this is not the time to change tactics in favor of something I know nothing about.

Quote of the Quarter

     Markets fluctuate from greed to fear. We were in the greed phase, and now we're in the fear phase. This creates great opportunities for investors, not speculators.

The short passage above is by Robert B. Menschel, "Markets, Mobs and Mayhem: A Modern Look at the Madness of Crowds," as quoted in the New York Times, December 29, 2002. His is a perspective I rather agree with. What is most notable is that it appeared adjacent to an article on exchange traded funds, including a picture of an investor with the following caption:

     Norman Blankstein, a retiree, says exchange-traded funds let him trade throughout the day and use stop-loss orders. The funds have been attracting more individual investors.

I can't imagine what value added exchange traded funds can provide long-term investors by allowing them to trade during the day. Sounds a bit like speculation.

Socking it away at Starbucks

One of the steps of a recently published investment strategy states: "Figure out how much (more) you can save each month." This is an important part of anyone's investment plan. The author gives an interesting example. "I have friends who spend $90 a week at Starbuck's. Brew it at home and you're $90 ahead." I couldn't believe anyone would spend $90 at Starbucks. Then I figured out I had spent something on the order of $50 just the previous week at Starbucks and I don't even drink coffee. I guess at least it's good that I own it in one of the funds I manage. Finding places to save doesn't necessarily mean giving up your favorite beverage, or sport, or vehicle, but there are certainly areas where we can cut expenses in order to save. Committing to a regular investment plan has proven a great way to build up a nest egg over time.

Summary of perspectives on 2003

As we go into 2003 we all have a lot to think about. Again, I don't know your personal situation but here are some basic guidelines to keep in mind:

     o    Don't panic. Set an investment course and stay on it.

     o Know your fund and your fund's manager so that you know where you are going.

     o Avoid rear view mirror decision-making. The SEC makes us remind you that "past performance doesn't guarantee future results" for this reason.

     o Save and invest. If you want to accumulate wealth, you can't just rely on the markets (as we have all seen lately).

Finally, let's all hope that we will see a period with many fewer corporate scandals, an improving economy, and improving earnings in 2003.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2002; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Conclusion

As always, we appreciate your feedback. I received one disturbing letter last quarter from a shareholder who suggested we had "abandoned the little guy." It turns out to have been a misunderstanding concerning the closing of the Portfolio in which he was a shareholder. Since the holdings of the vast majority of our shareholders are modest (by industry standards) in size, I'd like to assure everyone that we work hard on performance and seek to serve the interest of all our current shareholders. I'll always have a "soft spot" for those who found us early and were willing to invest money before we had established our track record. Of course, by that criterion, probably all our shareholders fall into that category. In conclusion, we take your feedback seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--both favorable and critical. Send an email message to mail@bridgewayfund.com.

Sincerely,


[John Montgomery Signature]
John Montgomery

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2002

Industry          Company                                 Shares        Value
--------          -------                                 -------    -----------
Common Stock - 94.7%
  Auto Manufacturers - 2.7%
                  Ford Motor Co                           388,100   $  3,609,330
                  General Motors Corp                      67,400      2,484,364
                                                                    ------------
                                                                       6,093,694

  Banks - 4.7%
                  FleetBoston Financial Corp              106,400      2,585,520
                  US Bancorp                              293,300      6,223,826
                  Wachovia Corp                            43,000      1,566,920
                                                                    ------------
                                                                      10,376,266

  Beverages - 4.7%
                  Coca-Cola Enterprises Inc               150,000      3,258,000
                  Coors (Adolph)                          118,400      7,252,000
                                                                    ------------
                                                                      10,510,000

  Chemicals - 6.7%
                  Dow Chemical Co/The                     212,300      6,305,310
                  Du Pont EI de Nemours & Co              122,100      5,177,040
                  Schulman (A.) Inc                       178,000      3,312,580
                                                                    ------------
                                                                      14,794,930

  Commercial Services - 7.6%
                  Apollo Group Inc *                      197,000      8,668,000
                  Career Education Corp *                  77,500      3,100,000
                  Corinthian Colleges Inc *               137,200      5,194,392
                                                                    ------------
                                                                      16,962,392

  Computers - 5.5%
                  Cognizant Technology
                  Solutions Corp *                        117,300      8,472,579
                  Pec Solutions Inc *                      66,000      1,973,400
                  Western Digital Corp *                  295,000      1,885,050
                                                                    ------------
                                                                      12,331,029

  Diversified Financial Services - 8.2%
                  American Home Mortgage
                    Holdings Inc                           47,960        527,560
                  Countrywide Financial Corp               46,400      2,396,560
                  E*TRADE Group Inc *                   1,742,700      8,469,522
                  JP Morgan Chase & Co                     86,300      2,071,200
                  New Century Financial Corp              189,600      4,813,944
                                                                    ------------
                                                                      18,278,786

  Electric - 1.5%
                  Duke Energy Corp                        169,300      3,308,122


  Electrical Components & Equipment - 2.5%
                  Energizer Holdings Inc *                200,600      5,596,740

  Food - 3.6%
                  Fresh Del Monte Produce                 216,000      4,084,560
                  Whole Foods Market Inc *                 76,300      4,023,299
                                                                    ------------
                                                                       8,107,859

  Healthcare-Products - 1.3%
                  Biosite Inc *                            86,000      2,925,720

  Healthcare-Services - 2.9%
                  Mid Atlantic Medical Services *         135,300      4,383,720
                  UnitedHealth Group Inc *                 26,000      2,171,000
                                                                    ------------
                                                                       6,554,720

  Home Builders - 6.2%
                  Hovnanian Enterprises Inc *             189,000      5,991,300
                  NVR Inc *                                14,500      4,719,750
                  Ryland Group Inc                         91,100      3,038,185
                                                                    ------------
                                                                      13,749,235
  Insurance - 1.6%
                   Hilb Rogal & Hamilton Co                86,200    $ 3,525,580

  Internet - 4.7%
                   Amazon.com Inc *                       273,900      5,173,971
                   E-Loan Inc *                           352,000        650,848
                   FTD Inc *                               12,480        198,806
                   WebEx Communications Inc *             292,740      4,391,100
                                                                    ------------
                                                                      10,414,725

  Leisure Time - 3.4%
                   Multimedia Games Inc *                  58,600      1,609,156
                   Thor Industries Inc                    174,200      5,997,706
                                                                    ------------
                                                                       7,606,862

  Miscellaneous Manufacturing - 1.5%
                   Eastman Kodak Co                        98,000      3,433,920

  Oil & Gas - 1.1%
                   Chesapeake Energy Corp                 306,000      2,368,440

  Pharmaceuticals - 5.2%
                   Accredo Health Inc *                    71,700      2,527,425
                   Caremark Rx Inc *                      269,100      4,372,875
                   Forest Laboratories Inc *               48,000      4,714,560
                                                                    ------------
                                                                      11,614,860

  Retail - 8.0%
                   Autozone Inc *                          33,000      2,331,450
                   Movie Gallery Inc *                    137,000      1,781,000
                   Petsmart Inc *                         329,800      5,649,474
                   Tractor Supply Co *                    115,400      4,339,040
                   Williams-Sonoma Inc *                  133,700      3,629,955
                                                                    ------------
                                                                      17,730,919

  Savings & Loans - 3.8%
                   GreenPoint Financial Corp               40,800      1,843,344
                   Independence Community Bank            176,000      4,466,880
                   Washington Mutual Inc                   62,900      2,171,937
                                                                    ------------
                                                                       8,482,161

  Software - 2.3%
                   Electronic Arts Inc *                   96,900      4,822,713
                   Pixar Inc *                              4,800        254,352
                                                                    ------------
                                                                       5,077,065

  Telecommunications - 4.8%
                   Nextel Communications Inc *            927,900     10,717,245

  Transportation - 0.0%
               Kirby Corp *                                    10            274
                                                                    ============
 Total Common Stock (Identified Cost $212,041,044)                  $210,561,544


                                                          Contract
Options - 0.1%                                             Shares
  Options - 0.1%                                          --------
                   Call Cognizant Technology
                     Solutions Corp Jan 03 $70.00          15,000         60,000
                   Call Cognizant Technology
                     Solutions Corp Jan 03 $75.00          11,500         15,813
                   Call Energizer Holdings Inc
                     Feb 03 $30.00                         52,000         42,900
                   Call Nextel Communications Inc
                     Jan 03 $12.50                        130,000         58,500

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2002

                                                          Contract
Industry        Company                                    Shares       Value
--------        -------                                   --------  ------------
Options, continued
                Call Tractor Supply Co Jan 03 $45.00       50,000          7,500
                                                                    ------------
                                                                         184,713
                                                                    ============

Total Options (Identified Cost $430,749)                            $    184,713
                                                           Shares
                                                          --------
Short-term Investments - 4.0%
Money Market Funds - 4.0%
                Firstar U S Treasury Money Market
                Fund Institutional                      8,982,419      8,982,419
                                                                    ============
Total Short-term Investments (Identified Cost
  $8,982,419)                                                         $8,982,419
                                                                    ============
Total Investments - 97.2%                                           $216,095,140

Industry        Company                                    Shares       Value
--------        -------                                   --------  ------------
Other Assets and Liabilities, net - 2.8%                            $  6,184,301
                                                                    ============
Total Net Assets - 100.0%                                           $222,279,441
                                                                    ============

---------------
* Non-income producing security as no dividends were paid during the period from July 1, 2002 to December 31, 2002.

**   The aggregate identified cost on a tax basis is $221,454,212.

Gross unrealized appreciation and depreciation were $15,837,761 and $17,563,297, respectively, or net unrealized depreciation of $1,725,536.

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 1 PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2002

  ASSETS:
          Investments at value (cost - $221,454,212)               $ 219,728,676
          Receivable for shares sold                                      61,322
          Receivable for investments sold                              3,232,994
          Receivable for interest                                          6,036
          Receivable for dividends                                       193,472
          Prepaid expenses                                                44,801
                                                                   -------------
                  Total assets                                       223,267,301
                                                                   -------------
  LIABILITIES:
          Payable for shares redeemed                                    545,077
          Payable for investments purchased                              259,672
          Payable for management fee                                       4,958
          Accrued expenses                                               178,153
                                                                   -------------
                Total liabilities                                        987,860
                                                                   -------------
          NET ASSETS (7,036,802 SHARES OUTSTANDING)                $ 222,279,441
                                                                   =============
          Net asset value, offering and redemption price per
            share ($222,279,441/7,036,802)                         $       31.59
                                                                   =============

  NET ASSETS REPRESENT:
          Paid-in capital                                          $ 302,132,256
          Undistributed net realized loss                            (78,127,279)
          Net unrealized depreciation of investments                  (1,725,536)
                                                                   -------------
          NET ASSETS                                               $ 222,279,441
                                                                   =============


See accompanying notes to financial statements

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 1 PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2002

INVESTMENT INCOME:
    Dividends                                             $  1,251,339
    Interest                                                    50,106
                                                          ------------
      Total income                                           1,301,445

EXPENSES:
    Management fees                                          1,897,844
    Accounting fees                                            230,486
    Audit fees                                                  16,372
    Custody                                                     36,931
    Insurance                                                    5,737
    Legal                                                       13,677
    Registration fees                                           13,276
    Directors' fees                                              1,797
    Miscellaneous                                                4,314
                                                          ------------
      Total expenses                                         2,220,434
                                                          ------------
NET INVESTMENT LOSS                                           (918,989)
                                                          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                       (18,047,398)
    Net realized loss on options                               (93,809)
    Net change in unrealized appreciation/depreciation     (18,249,299)
                                                          ------------
    Net realized and unrealized loss                       (36,390,506)
                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS      ($37,309,495)
                                                          ============

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                      Six months ended        Year ended
INCREASE (DECREASE) IN NET ASSETS:                    December 31, 2002      June 30, 2002
----------------------------------                    -----------------      -------------
OPERATIONS:
    Net investment loss                                 $    (918,989)       $  (2,498,028)
    Net realized loss on investments                      (18,047,398)         (29,805,350)
    Net realized loss on options                              (93,809)            (733,150)
    Net change in unrealized appreciation                 (18,249,299)          (2,486,062)
                                                        -------------        -------------
      Net decrease resulting from operations              (37,309,495)         (35,522,590)
                                                        -------------        -------------
    Distributions to shareholders:
      From net investment income                                    0                    0
      From realized gains on investments                            0                    0
                                                        -------------        -------------
         Total distributions to shareholders                        0                    0
FUND SHARE TRANSACTIONS:
    Proceeds from sale of shares                           15,071,851          163,905,238
    Reinvestment of dividends                                       0                    0
    Cost of shares redeemed                               (32,358,526)        (108,902,992)
                                                        -------------        -------------
      Net increase from Fund share transactions           (17,286,675)          55,002,246
                                                        -------------        -------------
      Net increase in net assets                          (54,596,170)          19,479,656
NET ASSETS:
    Beginning of period                                   276,875,611          257,395,955
                                                        -------------        -------------
    End of period                                       $ 222,279,441        $ 276,875,611
                                                        =============        =============
Number of Fund shares:
    Sold                                                      464,023            4,366,381
    Issued on dividends reinvested                                  0                    0
    Redeemed                                               (1,011,799)          (2,919,571)
                                                        -------------        -------------
      Net increase                                           (547,776)           1,446,810
    Outstanding  at beginning of period                     7,584,578            6,137,768
                                                        -------------        -------------
    Outstanding at end of period                            7,036,802            7,584,578
                                                        =============        =============

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 1 PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                                           Year ended June 30,
                                                        Six months ended    ---------------------------------------------
                                                        December 31, 2002       2002            2001             2000
                                                        -----------------   ------------    ------------     ------------
PER SHARE DATA
    Net asset value, beginning of period                 $      36.51      $      41.94     $      48.99      $     26.02
                                                         ------------      ------------     ------------      -----------
    Income (loss) from investment operations:
      Net investment loss                                       (0.13)            (0.34)           (0.42)           (0.60)
      Net realized and unrealized gain (loss)                   (4.79)            (5.09)           (4.21)           27.86
                                                         ------------      ------------     ------------      -----------
    Total from investment operations                            (4.92)            (5.43)           (4.63)           27.26
                                                         ------------      ------------     ------------      -----------
    Less distributions to shareholders:
       Net investment income                                     0.00              0.00             0.00             0.00
       Net realized gains                                        0.00              0.00            (2.42)           (4.29)
                                                         ------------      ------------     ------------      -----------
    Total distributions                                          0.00              0.00            (2.42)           (4.29)
                                                         ------------      ------------     ------------      -----------
    Net asset value, end of period                       $      31.59      $      36.51     $      41.94      $     48.99
                                                         ============      ============     ============      ============
TOTAL RETURN [1]                                                (13.5%)           (13.0%)           (9.4%)          113.1%
RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period                            $222,279,441      $276,875,611     $257,395,955      $44,901,522
    Ratios to average net assets: [2]
       Expenses after waivers and reimbursements                 1.87%             1.81%            1.80%            2.00%
       Expenses before waivers and reimbursements                1.87%             1.81%            1.80%            2.01%
       Net investment loss after waivers
         and reimbursements                                     (0.78%)           (0.89%)          (0.95%)          (1.52%)

    Portfolio turnover rate [2]                                 120.8%            154.0%           109.6%           156.9%


                                                         Year ended
                                                          June 30,
                                                         ------------
                                                             1999
                                                         ------------
PER SHARE DATA
    Net asset value, beginning of period                  $    20.32
                                                          ----------
    Income (loss) from investment operations:
      Net investment loss                                      (0.13)
      Net realized and unrealized gain (loss)                   6.43
                                                          ----------
    Total from investment operations                            6.30
                                                          ----------
    Less distributions to shareholders:
       Net investment income                                    0.00
       Net realized gains                                      (0.60)
                                                          ----------
    Total distributions                                        (0.60)
                                                          ----------

    Net asset value, end of period                        $    26.02
                                                          ==========
TOTAL RETURN [1]                                                33.4%
RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period                             $9,509,623
    Ratios to average net assets: [2]
       Expenses after waivers and reimbursements                1.04%
       Expenses before waivers and reimbursements               1.04%
       Net investment loss after waivers
         and reimbursements                                    (0.65%)
    Portfolio turnover rate [2]                                211.1%

----------------
[1] Not annualized for periods less than a year.

[2] Annualized for periods less than a year.


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         AGGRESSIVE INVESTORS 1 PORTOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities, other than options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available bid price is used, also in accordance with the pricing policy established by the Fund's Board of Directors. Options are valued at the average of the closing bid and asked quotations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See Prospectus for additional risk information.)

                         AGGRESSIVE INVESTORS 1 PORTOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


2.     Significant Accounting Policies, Continued

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Fund may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased and written by the Fund were listed on exchanges and considered liquid positions with readily available market quotes.

       A summary of call option transactions by the Fund follows; there were no transactions in put options:

                                                  Call Options
                                            -------------------------
                                              Number            Cost
                                            ----------  -------------
         Outstanding June 30, 2002                  0     $        0
         Purchased                              3,355        555,477

         Expired                                 (770)      (124,728)
                                               ------     ----------
         Outstanding December 31, 2002          2,585       $430,749
                                               ======     ==========


       A summary of call options written by the Fund during the period follows:

                                                  Call Options
                                                    Written
                                            -------------------------
                                               Number        Premium
                                            ----------  -------------
         Outstanding June 30, 2002                 0       $      0
         Opened                                  450         77,397
         Expired                                (180)       (30,958)
         Closed                                 (270)       (46,439)
                                               -----       --------
         Outstanding December 31, 2002             0       $      0
                                               =====       ========

                              BRIDGEWAY FUND, INC.
                         AGGRESSIVE INVESTORS 1 PORTOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


4.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser, a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The performance fee rate equals 4.67% times the difference in cumulative total return between the Portfolio and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Aggressive Growth Portfolio for any operating expenses above 2.0%.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

7.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $139,919,098 and $165,055,469, respectively, for the six months ended December 31, 2002.

                              BRIDGEWAY FUND, INC.
                         AGGRESSIVE INVESTORS 1 PORTOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at December 31, 2002, were as follows:

            Aggregate unrealized gain                           $  15,837,761
            Aggregate unrealized loss                              17,563,297
            Net gain (loss)                                       (1,725,536)
            Cost of investments                                   221,454,212
            Capital loss carryover *                               44,523,371
            Post October 31, 2001 Capital Loss Deferral            15,420,352
            Capital loss utilized                                           0

         *  Expires 2009 and 2010

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

            Distributable Earnings
                  Ordinary income                             $          0
                  Long-term gains (capital losses)             (78,127,279)
                  Unrealized appreciation(depreciation)         (1,725,536)

            Tax Distributions
                  Ordinary income                             $          0
                  Long-term capital gains                                0

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $918,989 were reclassifed to paid-in capital for the six months ended December 31, 2002.